Quarterly Holdings Report
for

Fidelity Advisor® Real Estate Fund

April 30, 2019

ARE-QTLY-0619
1.800329.115

Schedule of Investments April 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 96.4%
REITs - Apartments - 19.9%
AvalonBay Communities, Inc.	166,940	$33,543,254
Equity Residential (SBI)	287,209	21,948,512
Essex Property Trust, Inc.	81,147	22,924,028
Invitation Homes, Inc.	351,000	8,725,860
UDR, Inc.	510,800	22,960,460
		110,102,114
REITs - Diversified - 9.2%
Clipper Realty, Inc.	187,632	2,448,598
Crown Castle International Corp.	26,500	3,333,170
Digital Realty Trust, Inc.	84,200	9,911,182
Duke Realty Corp.	429,400	13,362,928
Equinix, Inc.	29,100	13,231,770
Washington REIT (SBI)	298,300	8,423,992
		50,711,640
REITs - Health Care - 9.7%
Healthcare Realty Trust, Inc.	418,200	12,914,016
Ventas, Inc.	375,805	22,965,444
Welltower, Inc.	236,419	17,620,308
		53,499,768
REITs - Hotels - 4.9%
Braemar Hotels & Resorts, Inc.	261,300	3,632,070
Host Hotels & Resorts, Inc.	202,334	3,892,906
RLJ Lodging Trust	629,900	11,596,459
Sunstone Hotel Investors, Inc.	565,800	8,147,520
		27,268,955
REITs - Management/Investment - 1.0%
Weyerhaeuser Co.	212,000	5,681,600
REITs - Manufactured Homes - 3.4%
Equity Lifestyle Properties, Inc.	160,303	18,707,360
REITs - Office Property - 15.8%
Alexandria Real Estate Equities, Inc.	199,500	28,406,805
Boston Properties, Inc.	210,647	28,989,240
Douglas Emmett, Inc.	302,700	12,468,213
Highwoods Properties, Inc. (SBI)	389,800	17,377,284
		87,241,542
REITs - Regional Malls - 8.4%
Simon Property Group, Inc.	195,550	33,967,035
Taubman Centers, Inc.	255,200	12,581,360
		46,548,395
REITs - Shopping Centers - 5.9%
Acadia Realty Trust (SBI)	338,671	9,564,069
Cedar Realty Trust, Inc.	1,127,070	3,460,105
DDR Corp.	738,850	9,782,374
Urban Edge Properties	519,441	9,646,019
		32,452,567
REITs - Storage - 7.5%
CubeSmart	597,900	19,078,989
Extra Space Storage, Inc.	84,400	8,751,436
Public Storage	60,950	13,480,921
		41,311,346
REITs - Warehouse/Industrial - 10.7%
Americold Realty Trust	167,800	5,371,278
Prologis, Inc.	631,254	48,398,244
Terreno Realty Corp.	113,600	5,072,240
		58,841,762

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		532,367,049

Hotels, Restaurants & Leisure - 1.8%
Hotels, Resorts & Cruise Lines - 1.8%
Hilton Grand Vacations, Inc. (a)	92,600	2,966,904
Marriott International, Inc. Class A	48,700	6,643,654
		9,610,558
Real Estate Management & Development - 0.4%
Real Estate Development - 0.4%
Howard Hughes Corp. (a)	21,700	2,408,700
TOTAL COMMON STOCKS
(Cost $410,004,092)		544,386,307

Money Market Funds - 1.6%
Fidelity Cash Central Fund, 2.49% (b)
(Cost $8,962,136)	8,960,344	8,962,136
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $418,966,228)		553,348,443
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(849,153)
NET ASSETS - 100%		$552,499,290

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$120,560
Fidelity Securities Lending Cash Central Fund	1,441
Total	$122,001

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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